UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 FORM 8-K12g3/A
                                 Amendment No. 3


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2005

                          Infinity Capital Group, Inc.
             (Exact name of registrant as specified in its charter)



                                     Maryland
                 (State or other jurisdiction of incorporation)




          000-30999                                      16-1675285
---------------------------                           -------------------
(Commission File Number)                               (I.R.S. Employer
                                                       Identification No.)


              80 Broad Street, 5th Floor, New York, New York 10004
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 962-4400

                               Fayber Group, Inc.
                                7609 Ralston Road
                                Arvada, CO 80002
              (Former name, former address and former fiscal year,
                          if changed since last report)


Total number of pages in this document:     48
                                        ---------------

Check the appropriate box below if the Form 8-K12g3 filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3. SECURITIES AND TRADING MARKETS.....................................2

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................2

SECTION 6. RESERVED...........................................................3

SECTION 7. REGULATION FD .....................................................3

SECTION 8. OTHER EVENTS ......................................................3

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS..................................4

SIGNATURES....................................................................4

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

This Amendment No. 3 on Form 8-K12g3/A ("Amendment" or "Form 8-K12g3/A") to our Report on Form 8-K12g3, which was filed with the Securities and Exchange Commission on May 5, 2005 (the "Original Filing"), is being filed to amend
Section 2, Financial Information in response to Staff comments received by Infinity Capital relating to Infinity Capital's financial statements.

Except as described above, no changes have been made to the Original Filing.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.

ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.



      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.


Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.

                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.


                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Not Applicable.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements

         Restated Audited Financial Statements of Infinity Capital Group, Inc. for the years ended December 31, 2004 and 2003

         Amended and Restated Unaudited Financial Statements of Infinity Capital Group, Inc. for the period ended March 31, 2005

         Amended and Restated Unaudited Financial Statements of Infinity Capital Group, Inc. for the period ended June 30, 2005

b)       Exhibits

               None.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                          INFINITY CAPITAL GROUP, INC.
                         -------------------------------
                                  (Registrant)

                            Dated: September 20, 2006


                              /s/Gregory H. Laborde
                     -------------------------------------
                          Gregory H. Laborde, President

                          INFINITY CAPITAL GROUP, INC.

                              FINANCIAL STATEMENTS



NOTE: These financial statements have been updated and amended to June 30, 2005 to include certain restatements as a result of accounting treatments required by the Investment Company Act of 1940 and rules pertinent thereto.

                          INFINITY CAPITAL GROUP, INC.
                    AMENDED AND RESTATED FINANCIAL STATEMENTS


                            DECEMBER 31, 2003 & 2004

                          INFINITY CAPITAL GROUP, INC.
                              Financial Statements



                                TABLE OF CONTENTS


                                                                 Page

REPORT OF INDEPENDENT REGISTERED
    PUBLIC ACCOUNTING FIRM                                        F-1


FINANCIAL STATEMENTS

         Balance sheets                                           F-2
         Statements of operations                                 F-3
         Statements of changes in net assets                      F-4
         Statements of cash flows                                 F-5
         Schedule of investments                                  F-7
         Notes to financial statements                            F-10

                            Ronald R. Chadwick, P.C.
                          Certified Public Accountant
                             2851 South Parker Road
                                   Suite 720
                             Aurora, Colorado 80014
                              Phone (303) 306-1967
                               Fax (303) 306-1944



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
Infinity Capital Group, Inc.
New York, New York

I have audited the accompanying balance sheets of Infinity Capital Group, Inc. including the schedule of investments as of December 31, 2003 and 2004, and the related statements of operations, changes in net assets and cash flows for the period from July 8, 2003 (inception) through December 31, 2003 and for the year ended December 31, 2004. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Infinity Capital Group, Inc. as of December 31, 2003 and 2004 and the results of its operations, changes in net assets and cash flows for the period from July 8, 2003 (inception) through December 31, 2003 and for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Ronald R. Chadwick, P.C.
_________________________
Ronald R. Chadwick, P.C.
September 20, 2006

                          INFINITY CAPITAL GROUP, INC.
                                 BALANCE SHEETS


                                                                    Dec. 31,          Dec. 31,
                                                                      2003              2004
                                                                  --------------    -------------

                                     ASSETS

      Investments in noncontrolled affiliates (Cost: $54,600)     $           -     $  1,319,925
      Controlled Investments (Cost: 2003 - $78,987; 2004 - $121,326)     37,500          177,500
      Cash                                                               13,896              987
      Accrued receivables                                                     -           12,831
      Notes receivable - related parties                                      -           24,639
      Other receivables - related parties                                     -              510
      Other assets                                                            -              262
                                                                  --------------    -------------
TOTAL ASSETS                                                      $      51,396     $  1,536,654
                                                                  --------------    -------------

                                   LIABILITIES

      Accrued payables                                            $      15,218         $ 34,377
      Due to related parties                                                  -               20
      Notes payable                                                     159,000          192,500
      Deferred tax liability                                                  -          451,770
                                                                  --------------    -------------
TOTAL LIABILITIES                                                 $     174,218     $    678,667
                                                                  --------------    -------------

NET ASSETS (DEFICIT)                                              $    (122,822)    $    857,987
                                                                  ==============    =============

Composition of net assets
      Preferred stock, $.001 par value;
          10,000,000 shares authorized; none issued
          and outstanding                                         $           -     $          -
      Common stock, $.001 par value;
          100,000,000 shares authorized;
          5,000,000 & 5,335,237
          issued and outstanding                                          5,000            5,335
      Additional paid in capital                                          2,287          149,402
      Accumulated income (deficit)
         Accumulated net operating income (deficit)                     (88,662)        (286,067)
         Net realized gain (loss) on investments, net of tax                  -          119,588
         Net unrealized increase (decrease) of
             investments, net of deferred tax                           (41,447)         869,729
                                                                  --------------    -------------
Net Assets                                                        $    (122,822)    $    857,987
                                                                  ==============    =============

Net Asset Value Per Share                                         $       (0.02)    $       0.16
                                                                  ==============    =============




    The accompanying notes are an integral part of the financial statements.

                         INFINITY CAPITAL GROUP, INC.
                            STATEMENTS OF OPERATIONS


                                                                      July 8, 2003
                                                                       (Inception)
                                                                           TO                 YEAR ENDED
                                                                        DEC. 31,               DEC. 31,
                                                                          2003                   2004
                                                                     ----------------       ----------------

INVESTMENT INCOME:
   Interest income                                                   $             6        $           341
                                                                     ----------------       ----------------
TOTAL INVESTMENT INCOME                                                            6                    341
                                                                     ----------------       ----------------

EXPENSES:
   Salaries and wages                                                              -                      -
   Management fees                                                             4,258                 36,250
   Professional fees                                                          36,750                 71,150
   Sales and marketing                                                             -                      -
   General and administrative                                                 11,638                 20,545
   Rent                                                                        9,984
   Interest expense                                                            4,985                 32,301
   Loan fees                                                                  21,053                 37,500
                                                                     ----------------       ----------------
TOTAL EXPENSES                                                                88,668                197,746
                                                                     ----------------       ----------------

NET INVESTMENT INCOME (LOSS) BEFORE TAXES                                    (88,662)              (197,405)
                                                                     ----------------       ----------------

Provision for income tax                                                           -                      -
                                                                     ----------------       ----------------

NET INVESTMENT INCOME (LOSS)                                                 (88,662)              (197,405)

REALIZED AND UNREALIZED GAINS (LOSSES):
   Net realized gain (loss) on investments, net of tax                             -                119,588
   Net change in unrealized increase (decrease),
        net of tax                                                           (41,447)               911,176
                                                                     ----------------       ----------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)                                   (41,447)             1,030,764
                                                                     ----------------       ----------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $      (130,109)       $       833,359
                                                                     ================       ================

Net increase (decrease) in net assets per share
  Basic                                                              $         (0.05)       $          0.16
  Diluted                                                            $         (0.05)       $          0.15
                                                                     ================       ================

Weighted average number of
common shares outstanding
  Basic                                                                    2,500,000              5,104,246
  Diluted                                                                  2,500,000              5,730,996
                                                                     ================       ================

    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     JULY 8, 2003
                                                                                     (INCEPTION)
                                                                                          to               YEAR ENDED
                                                                                       DEC. 31,             DEC. 31,
                                                                                         2003                 2004
                                                                                   -----------------     ----------------

Changes in net assets from operations:
     Net investment income (loss)                                                  $        (88,662)     $      (197,405)
     Net realized gain (loss) on investments, net of tax                                                         119,588
     Net change in unrealized increase (decrease),
           net of tax                                                                       (41,447)             911,176
                                                                                   -----------------     ----------------

           Net increase (decrease) in net assets from operations                           (130,109)             833,359
                                                                                   -----------------     ----------------

CAPITAL STOCK TRANSACTIONS:
      Proceeds from issuance of common stock                                                  5,000                7,500
      Proceeds from issuance of warrants                                                          -                2,000
      Issuance of common stock for debt                                                           -              122,094
      Warrants Issued With Notes Payable                                                      2,267                3,356
      Paid in capital                                                                            20               12,500
                                                                                   -----------------     ----------------

           Net increase (decrease) in net assets from stock transactions                      7,287              147,450
                                                                                   -----------------     ----------------

Net increase (decrease) in net assets                                                      (122,822)             980,809
Net assets at beginning of year                                                                   -             (122,822)
                                                                                   -----------------     ----------------

Net assets at end of year                                                          $       (122,822)     $       857,987
                                                                                   =================     ================













    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                            STATEMENTS OF CASH FLOWS


                                                                                     July 8, 2003
                                                                                     (INCEPTION)
                                                                                          to               YEAR ENDED
                                                                                       DEC. 31,             DEC. 31,
                                                                                         2003                 2004
                                                                                   -----------------     ----------------
Cash Flows From Operating Activities:
     Net increase (decrease) in net assets from operations                         $       (130,109)     $       833,359

     Adjustments  to  reconcile  net  increase  (decrease)  in net  assets  from operations to net cash used in operating activities:
          Change in net unrealized (increase) depreciation of investments                    41,447             (911,176)
          Proceeds from disposition of investments securities                                     -              150,000
          (Gain) loss on sale of investments                                                      -             (119,588)
          Purchase of investment securities                                                (100,000)            (138,500)
          Notes receivable - related parties/sale of investment                                   -              (55,139)
          Accrued receivables                                                                     -                 (331)
          Due from related parties                                                                -                 (510)
          Other assets                                                                            -                 (262)
          Accrued payables                                                                   15,218               31,659
          Due to related parties                                                                  -                   20
          Portfolio Company Stock For Expenses                                               21,053               41,609
          Debt issuances to pay expenses                                                          -               37,500
          Stock issuance for interest expense with note payable conversion                        -                2,594
          Interest Expense For Warrants Issued With Note Payable                              2,267                3,356
                                                                                   -----------------     ----------------
               NET CASH PROVIDED BY (USED FOR)
               OPERATING ACTIVITIES                                                        (150,124)            (125,409)
                                                                                   -----------------     ----------------










                         (Continued On Following Page)






    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                            STATEMENTS OF CASH FLOWS


                         (Continued From Previous Page)

                                                                                     JULY 8, 2003
                                                                                     (INCEPTION)
                                                                                          TO               YEAR ENDED
                                                                                       DEC. 31,             DEC. 31,
                                                                                         2003                 2004
                                                                                   -----------------     ----------------
Cash Flows From Financing Activities:
     Proceeds from notes payable                                                            161,000              267,000
     Payments on notes payable                                                               (2,000)            (164,000)
     Sales of common stock                                                                    5,000                7,500
     Sales of warrants                                                                            -                2,000
     Paid in capital                                                                             20                    -
                                                                                   -----------------     ----------------
               NET CASH PROVIDED BY (USED FOR)
               FINANCING ACTIVITIES                                                         164,020              112,500
                                                                                   -----------------     ----------------

NET INCREASE (DECREASE) IN CASH                                                              13,896              (12,909)
CASH AT THE BEGINNING OF THE PERIOD                                                               -               13,896
                                                                                   -----------------     ----------------

CASH AT THE END OF THE PERIOD                                                              $ 13,896                $ 987
                                                                                   =================     ================


SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

2003: None
During the year ended December 31, 2004, the Company purchased securities for $43,000 by issuing a note payable for $12,500 and cancelling a note receivable to a related party for $30,500; issued 305,237 common shares to note holders for the conversion of $119,500 in notes payable to common stock.

SUPPLEMENTAL DISCLOSURE

                                         Income
Cash paid for:             Interest      Taxes

2003                       $        -    $       -
2004                       $   25,900    $       -



    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                             SCHEDULE OF INVESTMENTS
                               December 31, 2003

                     ORIGINAL
                      DATE OF                                                                         ORIGINAL           FAIR
     Shares         ACQUISITION                                                                         COST            VALUE
----------------- ----------------                                                                 --------------- -----------------

                                   COMMON STOCK IN CONTROLLED AFFILIATES -
                                   (30.53)% OF NET ASSETS

      18,000,000           Sep-03  Azonic Corporation, publicly traded over the counter,
                                   (30.53)% of net assets, telecommunications                      $       78,947  $         37,500
                                                                                                   --------------- -----------------

                                   TOTAL INVESTMENTS - (30.53)%                                    $       78,947  $         37,500
                                                                                                   =============== =================

                                     CASH AND OTHER ASSETS, LESS LIABILITIES - 130.53%                                     (160,322)
                                                                                                                   -----------------

                                     NET ASSETS AT DECEMBER 31, 2003 - 100%                                        $       (122,822)
                                                                                                                   =================


 NOTES TO SCHEDULE OF INVESTMENTS

     The above investments are non-income producing. Equity investments that have not paid dividends within the last twelve months are considering non-income producing.

     The value of all securities for which there is no readily available market value is determined in good faith by the Board of Directors. In making its determination, the Board of Directors has considered valuation appraisals provided by an independent valuation provider. See Note 1 to the Financial Statements.

     As of December 31, 2003, all of the securities owned by the Company are subject to legal restrictions on resale. As a result, the Company's ability to sell or otherwise transfer the securities in its portfolio is limited.

     The Company owns more than 25% of the outstanding common stock of Azonic Corporation.

     The 18,000,000 common shares of Azonics Corporation owned by the Company at December 31, 2003 have been retroactively restated for a 4 for 1 forward stock split in 2004.





    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                             SCHEDULE OF INVESTMENTS
                               December 31, 2004


                    ORIGINAL
                    DATE OF                                                                           ORIGINAL           FAIR
    Shares        ACQUISITION                                                                           COST            VALUE
---------------  ---------------                                                                   --------------- -----------------
                                  COMMON STOCK IN CONTROLLED AFFILIATES -
                                  20.69% OF NET ASSETS

     2,190,000           Nov-04   Satellite Organizing Solutions, Inc.,
                                  publicly traded over over the counter,
                                  20.69% of net assets, communications & business
                                  systems design and consulting                                    $      121,326  $        177,500
                                                                                                   --------------- -----------------

                                  Subtotal                                                                121,326           177,500
                                                                                                   --------------- -----------------

                                  COMMON STOCK IN NON-CONTROLLED AFFILIATES -
                                  153.84% OF NET ASSETS

       123,750           Jun-04   Heartland, Inc., publicly traded over the counter,
                                  6.63% of net assets, telecommunications                                  12,500            56,925

     4,210,000           Aug-04   Azonic Corporation, publicly traded over the counter,
                                  147.21% of net assets, telecommunications                                42,100         1,263,000
                                                                                                   --------------- -----------------

                                  Subtotal                                                                 54,600         1,319,925
                                                                                                   --------------- -----------------

                                  TOTAL INVESTMENTS - 174.53%                                      $      175,926  $      1,497,425
                                                                                                   =============== =================

                                    CASH AND OTHER ASSETS, LESS LIABILITIES - (74.53)%                                     (639,438)
                                                                                                                   -----------------

                                    NET ASSETS AT DECEMBER 31, 2004 - 100%                                         $        857,987
                                                                                                                   =================


 NOTES TO SCHEDULE OF INVESTMENTS

        The above investments are non-income producing. Equity investments that have not paid dividends within the last twelve months are considering non-income producing.



    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                             SCHEDULE OF INVESTMENTS
                               December 31, 2004
                                   (Continued)

 NOTES TO SCHEDULE OF INVESTMENTS - CONTINUED

        The value of all securities for which there is no readily available market value is determined in good faith by the Board of Directors. In making its determination, the Board of Directors has considered valuation appraisals provided by an independent valuation provider. See
        Note 1 to the Financial Statements.

        As of December 31, 2004, all of the securities owned by the Company are subject to legal restrictions on resale. As a result, the Company's ability to sell or otherwise transfer the securities in its portfolio is limited.

        The  Company  owns  more  than 25% of the  outstanding  common  stock of
        Satellite  Organizing   Solutions,   Inc.  and  more  than  10%  of  the
        outstanding common stock of Azonic Corporation.




























    The accompanying notes are an integral part of the financial statements.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Infinity Capital Group, Inc. ("ICG", the "Company"), was incorporated in the State of Maryland on July 8, 2003. ICG is a non-diversified, closed-end management investment company that has elected to be treated as a Business Development Company ("BDC") under the Investment Company Act of 1940 ("1940 Act").

On April 29, 2005, the Company entered into a Plan of Merger with Fayber Group, Inc. ("Fayber"). The Company acquired all of the outstanding shares of Fayber for the purposes of accomplishing the Merger of the Company and Fayber. All shares of Fayber were retired by virtue of the merger. The Merger was completed on May 2, 2005 with the Company as the surviving corporation. The Company acquired 100% of Fayber. in exchange for 100,000 shares of common stock and a $20,000 Promissory Note.

As a BDC, the Company must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. Such companies are termed "portfolio" companies.

The Company invests in portfolio companies that management identifies as emerging growth companies positioned to benefit from additional financing and managerial assistance. The portfolio companies frequently have little or no prior operating history. The Company intends on investing in emerging growth companies, defined as (A) publicly traded companies whose market for their securities are thinly traded which may be caused by a shift in business direction, change in market or industry in which they operate, or various other factors causing their stock and trading in their stock to not be in or fall out of favor; (B) publicly traded companies that have non-marginable securities and seek expansion or mezzanine capital to implement growth strategies executable within 12-24 months; and (C) private companies seeking expansion or mezzanine financing and which wish to access the equity capital markets within the next 12 months.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less as cash equivalents.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

ACCOUNTS RECEIVABLE

The Company has established an allowance for doubtful accounts, with accounts deemed uncollectible written off to bad debt expense. No amounts were written off to bad debt expense for the period from July 8, 2003 (inception) to December 31, 2003, or for the year ended December 31, 2004.

INCOME TAX

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 ("SFAS 109"). Under SFAS 109 deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

REVENUE RECOGNITION

Revenue is recognized on an accrual basis as earned under contract terms.

FINANCIAL INSTRUMENTS

The carrying value of the Company's financial instruments, as reported in the accompanying balance sheets, approximates fair value.

SEGMENT DISCLOSURES

Management considers the Company as operating in only one segment, investment in emerging growth companies. Assets are held domestically and all operations are domestic.

STOCK-BASED COMPENSATION

The Company applies Statement of Financial Accounting Standards No. 123 (revised
2004), "Share-Based Payment" in accounting for employee stock-based compensation. No stock-based compensation was issued to employees for the period from July 8, 2003 (inception) to December 31, 2003, or for the year ended December 31, 2004.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

INVESTMENTS

Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets.

The Company, as a BDC, will generally invest in illiquid and restricted securities. The Company's investments may be subject to certain restrictions on resale and may have no ready trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company's valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Factors that the Board of Directors may consider in determining fair value of an individual investment are financial performance and condition, business plan and progress towards plan, restrictions on the investment securities, liquidity, trading activity, financing activity and relative valuation to comparable companies.

With respect to our investments for which market quotations are not readily available and/or investments subject to restrictions, our Board of Directors recently adopted a multi-step valuation process for each quarter as described below:

     (1)  Management reviews all investments and summarizes current status;

     (2) An independent valuation firm conducts independent appraisals of all investments;

     (3)  The audit committee of our board of directors  reviews the managements
          summary  and  the  report  of  the  independent   valuation  firm  and
          supplements with additional comments; and

     (4) The Board of Directors discusses valuation and determines the fair value of each investment in our portfolio in good faith based on the input of management, the independent valuation firm and the audit committee.

This policy will be effective for the quarter ending September 30, 2006. Previous to adopting this process, management communicated informally with the independent valuation firm whose report was submitted to the board of directors for review and comment. The audit committee was formed in April 2006 and has reviewed the valuation reports and financial statements beginning with the quarter ended March 31, 2006.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. ORGANIZATION, OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Without a readily available market value, the value of the Company's portfolio of equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for such equity securities. All equity securities owned at December 31, 2003 and 2004 (30.53% and 174.53% of net assets, respectively) are stated at fair value as determined by the Board of Directors, in the absence of readily available fair values. The Company uses the first-in, first-out (FIFO) method of accounting for sales of its investments.

RECENT ACCOUNTING PRONOUNCEMENTS

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs (An Amendment of ARB No. 43, Chapter 4)". SFAS 151 amends and clarifies financial accounting and reporting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). The Company has adopted the provisions of SFAS No. 151 which are effective in general for inventory costs incurred during fiscal years beginning after June 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions (An Amendment of FASB Statements No. 66 and 67)". SFAS 152 amends FASB 66 and 67 to reference the accounting and reporting guidance for real estate time-sharing transactions provided for in AICPA Statement of Position 04-2. of The Company has adopted the provisions of SFAS No. 152 which are effective for financial statements for fiscal years beginning after June 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

In December 2004, the FASB issued SFAS No. 153, "Exchange of Nonmonetary Assets (An Amendment of APB No. 29)". SFAS 153 amends Opinion 29 to eliminate the fair value accounting exception for nonmonetary exchanges of similar productive assets, and replaces that exception with a general exception for nonmonetary assets that do not have commercial substance. The Company has adopted the provisions of SFAS No. 153 which are effective in general for nonmonetary asset exchanges occurring in fiscal years beginning after June 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

In March 2005, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment". SFAS 123(r) requires that the cost resulting from all share-based payment transactions be recognized in the financial statements. The Company has adopted the provisions of SFAS No. 123(r) which are effective in general for transactions entered into or modified after June 15, 2005. The adoption did not have a material effect on the results of operations of the Company.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 2. RELATED PARTY TRANSACTIONS

As of December 31, 2004 the Company was owed $24,639 for a note receivable from a related party corporation in which the Company is an investor.

The Company for the period from July 8, 2003 (inception) to December 31, 2003 and for the year ended December 31, 2004 incurred expenses of approximately $12,750 and $36,250 respectively to a company affiliated through an Officer & Director for rent and management fees.


NOTE 3. LEASE COMMITMENTS

The Company carries a lease for office space which expires in June 2005. The lease is noncancellable with a monthly payment of $300. Rent expense incurred under the lease in 2003 and 2004 was approximately $1,500 and $3,300. Subsequent to December 31, 2004 future minimum payments under the lease are approximately $1,500, all in 2005. The Company incurred rent expense of approximately $8,500 in 2003 to an Officer & Director for a month to month lease.


NOTE 4. INVESTMENTS

Equity securities at December 31, 2003 and December 30, 2004 ( (30.53)% and 174.53% of net assets, respectively) were valued at fair value as determined by the Board of Directors, with the assistance of appraisals provided by an independent valuation service provider.

The values assigned to these securities are based upon available information and may not reflect amounts that could be realized if the Company found it necessary to immediately sell such securities, or amounts that ultimately may be realized. Accordingly, the fair values included in the accompanying schedule of investments may differ from the values that would have been used had a ready market existed for these securities and such differences could be significant.

In September, 2003 the Company acquired 18,000,000 common shares in Azonic Corporation, giving the Company 75% ownership of Azonic. In August, 2004 the Company sold 17,840,000 of its Azonic common shares, recording a gain of $84,272. The Company subsequently in August, 2004 purchased 4,300,000 Azonic common shares for $43,000, then paid various expense obligations with 250,000 Azonic common shares, recording a gain of $12,230.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 4. INVESTMENTS (CONTINUED):

In June, 2004 the Company acquired 123,750 common shares of Heartland, Inc. valued at $12,500, when an Officer & Director of the Company contributed the shares as additional capital for no consideration.

In November 2004 the Company acquired 2,500,000 common shares of Satellite Organizing Solutions, Inc. ("Satellite") for $138,500, giving the Company 71% ownership of Satellite. The Company subsequently paid various expense obligations with 310,000 Satellite common shares, recording a gain of $23,086.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 5. INCOME TAXES

Deferred income taxes arise from the temporary differences between financial statement and income tax recognition of net operating losses and other items. Loss carryovers are limited under the Internal Revenue Code should a significant change in ownership occur.

At December 31, 2003 and 2004 the Company had approximately $88,000 and $163,000 respectively of unused federal net operating loss carryforwards, which begin to expire in the year 2023. A deferred tax asset has been offset by a 100% valuation allowance. The Company accounts for income taxes pursuant to SFAS 109. The components of the Company's deferred tax assets and liabilities are as follows:

                                                 December 31,    December 31,
                                                     2003            2004
                                                  -----------    ----------
Deferred tax liability                          $           -   $ (515,385)

Deferred tax asset arising from:

         Net unrealized investment losses              16,164
         Net operating loss carryforwards              34,350       63,615
                                                  -----------    ----------
                                                       50,514     (451,770)
Valuation allowance                                   (50,514)           -
                                                  -----------    ----------

Net Deferred Taxes                              $           -   $ (451,770)
                                                  ===========    ==========

Income taxes at Federal and state statutory rates are reconciled to the Company's actual income taxes as follows:


                                                 December 31,    December 31,
                                                     2003            2004
                                                  -----------    ----------


Tax at federal statutory rate (34%)             $    (44,237)   $  422,852
State income tax (5%)                                 (6,505)       62,184
Net operating loss benefit - used                          -       (34,350)
Net deferred taxes                                         -      (451,770)
Other book/tax differences                               228         1,084
Valuation allowance                                   50,514             -
                                                  -----------    ----------
                                                $    (     -)   $  (     -)
                                                 ============    ==========

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 6.  NOTES PAYABLE

At December 31, 2003 and 2004 the Company had the following notes payable outstanding:


                                                 Balances at     Balances at
                                                 December 31,    December 31,
                                                     2003            2004
                                                  -----------    ----------

Notes payable,  several parties,  unsecured,
interest 7% per annum,  payable in full when due,
maturing Sept. 2004 - March, 2005                  $ 159,000     $   42,500

Note  payable,  individual,  secured by
portfolio  company  stock,  lender also
entitled to 5% of shares in portfolio
company upon acquisition or merger,  int.
7% per  annum,  payable  in full when due
or upon next  acquisition  or  merger,
maturing Nov. 10, 2005                                     -        150,000
                                                  -----------    ----------

Total notes payable (all current)                  $ 159,000      $ 192,500
                                                  ===========    ==========


The schedule of maturities by fiscal year for all notes outstanding is as follows:

              Years ending December 31,

                  2004       $   5,000
                  2005         187,500
                 Total       $ 192,500
                             =========

The fair value of the Company's notes payable is estimated based on the current rates offered to the Company for debt of the same remaining maturity. At December 31, 2003 and 2004, the fair value of the notes payable approximated the amount recorded in the financial statements. Interest expense for the period from July 8, 2003 (inception) to December 31, 2003, and for the year ended December 31, 2004 was $4,985 and $32,565. Costs to originate and refinance notes payable for the period from July 8, 2003 (inception) to December 31, 2003, and for the year ended December 31, 2004 were $21,053 and $37,500.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 8.  STOCKHOLDERS' EQUITY

COMMON STOCK

The Company as of December 31, 2003 and 2004 had 100,000,000 shares of authorized common stock, $.001 par value, with 5,000,000 and 5,335,237 common shares issued and outstanding at each date.

PREFERRED STOCK

The Company as of December 31, 2003 and 2004 had 10,000,000 shares of authorized preferred stock, $.001 par value, with no shares issued and outstanding at each date.

STOCK OPTIONS AND WARRANTS

At December 31, 2003 and 2004 the Company had stock options and warrants outstanding as described below.

Non-employee stock options and warrants

The Company accounts for non-employee stock options and warrants under SFAS 123(r), whereby option and warrant costs are recorded based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

At the beginning of fiscal year 2003, the Company had no non-employee stock options or warrants outstanding. During 2003 the Company issued 248,750 non-employee Class A warrants, allowing the holder to purchase one share of common stock per warrant, exercisable immediately at $0.25 per share with the warrant terms expiring in 2008, to individuals for interest charges. The fair value of these warrants were estimated on the date of grant at $.01 per warrant. The Company incurred and recorded interest expense under these warrants of $2,267 in 2003.

At the beginning of 2004, the Company had 248,750 non-employee Class A warrants outstanding. During 2004 the Company issued 608,000 Class A warrants and 100,000 Class C warrants, and 200,000 Class A warrants were cancelled and 30,000 exercised, leaving a December 31, 2004 outstanding balance of 626,750 non-employee warrants. The Class A warrants allow the holder to purchase one share of common stock per warrant, exercisable immediately at $0.25 per share with the warrant terms expiring in 2008 and 2009, and the Class C warrants allow the holder to purchase one share of common stock per warrant, exercisable immediately at $1.50 per share with the warrant terms expiring in 2009.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 8.  STOCKHOLDERS' EQUITY (CONTINUED):

The fair value of these warrants were estimated on the date of grant at $.01 per warrant. The Company issued 200,000 of the Class A warrants for cash, and issued the remaining 408,000 warrants for interest charges. The Company incurred and recorded interest expense under these warrants of $3,356 in 2004.


NOTE 9. GOING CONCERN

The Company has suffered recurring losses from operations and in all likelihood will be required to make significant future expenditures in connection with continuing acquisition and marketing efforts along with general administrative expenses. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The Company may raise additional capital through the sale of its equity securities, through an offering of debt securities, or through borrowings from financial institutions or individuals. Management believes that actions presently being taken to obtain additional funding provide the opportunity for the Company to continue as a going concern.

                          INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 10. FINANCIAL HIGHLIGHTS

     The following is a schedule of financial highlights for the year ended December 31, 2004 and the period July 8, 2003 (inception) through December 31, 2003:

                                                                           JULY 8, 2003
                                                                           (INCEPTION)
                                                                                TO                 YEAR ENDED
                                                                             DEC. 31,               DEC. 31,
                                                                               2003                   2004
                                                                        -------------------    -------------------

Per share information
Net asset value, beginning of period                                                     -                  (0.02)
                                                                        -------------------    -------------------

   Net investment income (loss) (1)                                                  (0.04)                 (0.03)
   Net realized and unrealized gain (loss) (1)                                       (0.02)                  0.18
                                                                        -------------------    -------------------

Net increase (decrease) in net assets
   resulting from operations (1)                                                     (0.05)                  0.15
Issuance of common stock, warrants
   and other new equity (1)                                                           0.00                   0.03
Adjustment for weighted average                                                       0.03
                                                                        -------------------    -------------------

Net asset (deficit) value, end of year                                               (0.02)                  0.16
                                                                        ===================    ===================

Per share market value, end of year (2)                                                N/A                    N/A

Ratios and Supplemental Data
Net assets (deficit), end of year                                                 (122,822)               857,987
Common shares outstanding at end of year                                         5,000,000              5,335,237
Diluted weighted average number of
   shares outstanding during the year                                            2,500,000              5,730,996
Ratio of expenses to average net assets (3)                                              -                    54%
Ratio of net increase (decrease) in net assets
   from operations to average net assets (3)                                             -                   227%
Average Debt Outstanding                                                            79,500                175,750
Average Debt Per Share (1)                                                            0.03                   0.03

     (1)  Calculated   based  on  diluted  weighted  average  number  of  shares
          outstanding during the year.
     (2)  Not applicable - prior to public trading of shares
     (3) Average net assets were negative in 2003 so calculation would be misleading

                         INFINITY CAPITAL GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 11. SUBSEQUENT EVENTS

On April 29, 2005, the Company entered into a Plan of Merger with Fayber Group, Inc. ("Fayber"). The Company acquired all of the outstanding shares of Fayber for the purposes of accomplishing the Merger of the Company and Fayber. All shares of Fayber were retired by virtue of the merger. The Merger was completed on May 2, 2005 with the Company as the surviving corporation. The Company acquired 100% of Fayber. in exchange for 100,000 shares of common stock and a $20,000 Promissory Note.

Investments - On July 18, 2005 Azonic Corporation changed its name to Midland International Corporation. The value of the Company's investment in
Azonic/Midland has steadily declined and as of June 30, 2006 was valued at $126,300 which is a decrease of $1,136,700 from the December 31, 2004 valuation. The Company's valuation procedure has been revised as described in Note 2 above.

Notes Payable - During 2005 a company affiliated through an Officer & Director purchased $91,000 of the outstanding notes payable and contributed the debt to paid in capital for no consideration. As of June 30, 2006, $100,000 in notes payable plus related accrued interest are in default for lack of repayment by their due date.

Employment Contracts - On April 20, 2006 Gregory Laborde and Theodore A. Greenberg signed employment contracts with the Company with annual compensation set at $90,000 for each. Mr. Greenberg has agreed to reduced compensation of $2,000 per month until the Company has completed its planned Regulation E offering for at least $1,500,000 and to defer a proportionate amount of his compensation if the offering raises less than $3,000,000. Such deferral until the Company has raised additional capital or sufficient income from fees and/or investments is achieved. In lieu of Mr. Laborde's salary, management fees have been paid to a company he is affiliated. These fees have been in an amount lower than the contractual amount. Mr. Laborde and Mr. Greenberg have agreed to waive all salary amounts due under their contracts which were not paid by June 30, 2006.

                          INFINITY CAPITAL GROUP, INC.

                    AMENDED AND RESTATED FINANCIAL STATEMENTS
                                 MARCH 31, 2005

                          INFINITY CAPITAL GROUP, INC.
                              Financial Statements



                                TABLE OF CONTENTS


                                                                            Page



FINANCIAL STATEMENTS

      Balance Sheets for March 31, 2005 (Unaudited) and December 31, 2004.. F-22

      Statements of Operations (Unaudited) For the Three Months Ended
      March 31, 2005 and 2004............................................   F-23

      Statements of Cash Flows (Unaudited) For the Three Months Ended
      March 31, 2005 and 2004............................................   F-24

      Statement of Investments (Unaudited) March 31, 2005 ...............   F-25

      Statement of Changes in Net Assets for the Three Months Ended
      March 31, 2005 and December 31, 2004...............................   F-26

      Notes to Financial Statements............ .........................   F-27

                          INFINITY CAPITAL GROUP, INC.
                                 BALANCE SHEETS


                                                                               Mar. 31,            Dec. 31,
                                                                                 2005                2004
                                                                            ---------------     ----------------
                                                                              UNAUDITED
   ASSETS

      Investments in non-controlled affiliates (cost $54,600)               $      805,320      $     1,319,925
      Controlled Investments (cost $121,326)                                       177,500              177,500
      Cash                                                                          31,471                  987
      Accrued receivables                                                           12,831               12,831
      Notes receivable - related parties                                            24,639               24,639
      Other receivables - related parties                                              510                  510
      Other assets                                                                   1,157                  262
                                                                            ---------------     ----------------

TOTAL ASSETS                                                                $    1,053,428      $     1,536,654
                                                                            ===============     ================

      LIABILITIES

      Accrued payables                                                      $       25,779      $        34,377
      Due to related parties                                                             -                   20
      Notes payable                                                                244,250              192,500
      Deferred tax liability                                                       276,804              451,770
                                                                            ---------------     ----------------

TOTAL LIABILITIES                                                           $      546,833      $       678,667
                                                                            ---------------     ----------------

NET ASSETS (DEFICIT)                                                        $      506,595      $       857,987
                                                                            ===============     ================

Composition of net assets
      Preferred stock, $.001 par value;
          10,000,000 shares authorized; none issued
          and outstanding                                                   $            -      $             -
      Common stock, $.001 par value;
          100,000,000 shares authorized;
          5,471,487 & 5,335,237
          issued and outstanding                                                     5,471                5,335
      Additional paid in capital                                                   192,123              149,402
      Accumulated income (deficit)
         Accumulated net operating income (deficit)                               (340,677)            (286,067)
         Net realized gain (loss) on investments, net of tax                       119,588              119,588
         Net unrealized increase (decrease) of
             investments, net of deferred tax                                      530,090              869,729
                                                                            ---------------     ----------------
Net Assets                                                                  $      506,595      $       857,987
                                                                            ===============     ================

Net Asset Value Per Share                                                   $         0.09      $          0.16
                                                                            ===============     ================

                 The accompanying notes are an integral part of
                     the consolidated financial statements.
                                      F-22

                          INFINITY CAPITAL GROUP, INC.
                            STATEMENTS OF OPERATIONS




                                                                           QUARTER ENDED
                                                                    MAR 31,                MAR 31,
                                                                     2005                   2004
                                                                ----------------       ----------------
                                                                   Unaudited              Unaudited
INVESTMENT INCOME
   Interest income                                                           11                      5
                                                                ----------------       ----------------

TOTAL INVESTMENT INCOME                                                      11                      5
                                                                ----------------       ----------------

EXPENSES:
   Salaries and wages                                                         -                      -
   Management Fees                                                        4,000                  9,100
   Professional fees                                                     39,664
   General and administrative                                             8,387                 (9,855)
   Interest expense                                                       2,570

                                                                ----------------       ----------------
TOTAL EXPENSES                                                           54,621                   (755)
                                                                ----------------       ----------------

NET INVESTMENT INCOME (LOSS) BEFORE TAXES                               (54,610)                   760
                                                                ----------------       ----------------

Provision for income tax                                                      -                      -
                                                                ----------------       ----------------

NET INVESTMENT INCOME (LOSS)                                            (54,610)                   760
                                                                ----------------       ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES):
   Net realized gain (loss) on investments, net of tax
   Net change in unrealized increase (decrease),
       net of tax                                                      (339,639)
                                                                ----------------       ----------------

Net realized and unrealized gains (losses)                             (339,639)                     -
                                                                ----------------       ----------------

Net increase (decrease) in net assets from operations           $      (394,249)       $           760
                                                                ================       ================

Net increase (decrease) in net assets per share
  From continuing operations
  Basic                                                         $         (0.07)       $          0.00
  Diluted                                                       $         (0.07)       $          0.00
                                                                ================       ================

Weighted average number of
common shares outstanding
  Basic                                                               5,403,362              5,104,246
  Diluted                                                             5,403,362              5,730,996
                                                                ================       ================

                 The accompanying notes are an integral part of
                     the consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                            STATEMENTS OF CASH FLOWS



                                                                                               QUARTER ENDED
                                                                                       Mar 31,               Mar 31,
                                                                                         2005                 2004
                                                                                   -----------------     ----------------
                                                                                      Unaudited             Unaudited
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net increase (decrease) in net assets from operations                         $       (394,249)     $           760

     Adjustments  to  reconcile  net  increase  (decrease)  in net  assets  from operatins to net cash used in operating activities:
          Change in net unrealized (increase) decrease of investments                       339,639
          Due from related parties
          Other assets                                                                         (895)
          Accrued payables                                                                   (8,598)              (2,371)
          Due to related parties                                                                (20)
                                                                                   -----------------     ----------------
               NET CASH PROVIDED BY (USED FOR)
               OPERATING ACTIVITIES                                                         (64,123)              (1,611)
                                                                                   -----------------     ----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Notes receivable - related parties                                                                         (25,102)
                                                                                   -----------------     ----------------
               NET CASH PROVIDED BY (USED FOR)
               INVESTING ACTIVITIES                                                               -              (25,102)
                                                                                   -----------------     ----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from notes payable                                                             51,750               18,500
     Sales of common stock                                                                   42,857                2,801
                                                                                   -----------------     ----------------
               NET CASH PROVIDED BY (USED FOR)
               FINANCING ACTIVITIES                                                          94,607               21,301
                                                                                   -----------------     ----------------

NET INCREASE (DECREASE) IN CASH                                                              30,484               (5,412)
CASH AT THE BEGINNING OF THE PERIOD                                                             987               13,896
                                                                                   -----------------     ----------------

CASH AT THE END OF THE PERIOD                                                      $         31,471      $         8,484
                                                                                   =================     ================







                 The accompanying notes are an integral part of
                     the consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                             SCHEDULE OF INVESTMENTS
                                 March 31, 2005

                   ORIGINAL
                    DATE OF                                                                           ORIGINAL           FAIR
    Shares        ACQUISITION                                                                           COST             VALUE
---------------  ---------------                                                                   --------------- -----------------

                                  Common stock in controlled affiliates -
                                  35.04% of net assets

     2,190,000           Nov-04   Satellite Organizing Solutions, Inc.,
                                  publicly traded over over the counter,
                                  35.04% of net assets, communications & business
                                  systems design and consulting                                    $      121,326  $        177,500
                                                                                                   --------------- -----------------

                                  Subtotal                                                         $      121,326  $        177,500
                                                                                                   --------------- -----------------

                                  Common stock in non-controlled affiliates -
                                  158.97% of net assets

       123,750           Jun-04   Heartland, Inc., publicly traded over the counter,
                                  9.38% of net assets, telecommunications                          $       12,500  $         47,520

     4,210,000           Aug-04   Azonic Corporation, publicly traded over the counter,
                                  149.59% of net assets, telecommunications                        $       42,100  $        757,800
                                                                                                   --------------- -----------------

                                  Subtotal                                                         $       54,600  $        805,320
                                                                                                   --------------- -----------------

                                  TOTAL INVESTMENTS                                                $      175,926  $        982,820
                                                                                                   =============== =================


                          INFINITY CAPITAL GROUP, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                                    Unaudited


                                                                             Three Months
                                                                                Ended                Year Ended
                                                                              March 31,               Dec. 31,
                                                                                 2005                   2004
                                                                           -----------------      -----------------

Changes in net assets from operations:
     Net investment income (loss)                                          $        (54,610)      $       (197,405)
     Net realized gain (loss) on investments, net of tax                                                   119,588
     Net change in unrealized increase (decrease),
           net of tax                                                              (339,639)               911,176
                                                                           -----------------      -----------------

           Net increase (decrease) in net assets from operations                   (394,249)               833,359
                                                                           -----------------      -----------------

Capital stock transactions:
      Proceeds from issuance of common stock                                         42,857                  7,500
      Proceeds from issuance of warrants                                                                     2,000
      Issuance of common stock for debt                                                                    122,094
      Warrants Issued With Notes Payable                                                                     3,356
      Paid in capital                                                                                       12,500
                                                                           -----------------      -----------------

           Net increase (decrease) in net assets from stock transactions             42,857                147,450
                                                                           -----------------      -----------------

Net increase (decrease) in net assets                                              (351,392)               980,809
Net assets at beginning of year                                                     857,987               (122,822)
                                                                           -----------------      -----------------

Net assets at end of period                                                $        506,595       $        857,987
                                                                           =================      =================

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                 MARCH 31, 2005

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
Infinity Capital Group, Inc. ("ICG", the "Company"), was incorporated in the State of Maryland on July 8, 2003. ICG is a non-diversified, closed-end management investment company that has elected to be treated as a Business Development Company ("BDC") under the Investment Company Act of 1940 ("1940 Act").

On April 29, 2005, the Company entered into a Plan of Merger with Fayber Group, Inc. ("Fayber"). The Company acquired all of the outstanding shares of Fayber for the purposes of accomplishing the Merger of the Company and Fayber. All shares of Fayber were retired by virtue of the merger. The Merger was completed on May 2, 2005 with the Company as the surviving corporation. The Company acquired 100% of Fayber. in exchange for 100,000 shares of common stock and a $20,000 Promissory Note.

As a BDC, the Company must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. Such companies are termed "portfolio" companies.

The Company invests in portfolio companies that management identifies as emerging growth companies positioned to benefit from additional financing and managerial assistance. The portfolio companies frequently have little or no prior operating history. The Company intends on investing in emerging growth companies, defined as (A) publicly traded companies whose market for their securities are thinly traded which may be caused by a shift in business direction, change in market or industry in which they operate, or various other factors causing their stock and trading in their stock to not be in or fall out of favor; (B) publicly traded companies that have non-marginable securities and seek expansion or mezzanine capital to implement growth strategies executable within 12-24 months; and (C) private companies seeking expansion or mezzanine financing and which wish to access the equity capital markets within the next 12 months.

The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position as of March 31, 2005, and the results of operations and cash flows for all periods presented have been made.

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                 MARCH 31, 2005

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. These financial statements should be read in conjunction with the audited financial statements and related notes and schedules included in the Company's 2004 Annual Report filed dated December 31, 2004. The results of operations for the periods ended March 31, 2005 and 2004 are not necessarily indicative of the operating results for the full years.


NOTE 2 - INVESTMENTS

As of March 31, 2005, the Company has made three investments in target companies that total approximately $175,000 in funded capital. We have completed the following transactions:

PORTFOLIO COMPANY                           DATE              INVESTMENT        COST
Satellite Organizing Solutions, Inc.        November 2004     Common stock      121,336
Heartland Inc                               September 2004    Common stock       12,500
Azonic Corporation                          August 2004       Common stock       42,100
                                                                             -----------
Total                                                                           175,926

Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets.

The Company, as a BDC, will generally invest in illiquid and restricted securities. The Company's investments may be subject to certain restrictions on resale and may have no ready trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company's valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Factors that the Board of Directors may consider in determining fair value of an individual investment are financial performance and condition, business plan and progress towards plan, restrictions on the investment securities, liquidity, trading activity, financing activity and relative valuation to comparable companies.

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                 MARCH 31, 2005

With respect to our investments for which market quotations are not readily available and/or investments subject to restrictions, our Board of Directors recently adopted a multi-step valuation process for each quarter as described below:

     (1) Management reviews all investments and summarizes current status;

     (2) An independent valuation firm conducts independent appraisals of all investments;

     (3)  The audit committee of our board of directors  reviews the managements
          summary  and  the  report  of  the  independent   valuation  firm  and
          supplements with additional comments; and

     (4) The Board of Directors discusses valuation and determines the fair value of each investment in our portfolio in good faith based on the input of management, the independent valuation firm and the audit committee.

This policy will be effective for the quarter ending September 30, 2006. Previous to adopting this process, management communicated informally with the independent valuation firm whose report was submitted to the board of directors for review and comment. The audit committee was formed in April 2006 and has reviewed the valuation reports and financial statements beginning with the quarter ended March 31, 2006.

Without a readily available market value, the value of the Company's portfolio of equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for such equity securities. All equity securities owned at March 31, 2005 and December 31, 2004 are stated at fair value as determined by the Board of Directors, in the absence of readily available fair values. The Company uses the first-in, first-out
(FIFO) method of accounting for sales of its investments.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company for the three months ended March 31, 2005 and 2004 incurred expenses of approximately $4,000 and $9,100 respectively to a company affiliated through an Officer & Director for management fees.

NOTE 4- NOTES PAYABLE

During the three months ended March 31, 2005 the Company incurred notes payable of $51,750.

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                 MARCH 31, 2005

NOTE 5 - STOCKHOLDERS' EQUITY

During the quarter ended March 31, 2005 the Company sold 136,250 shares of the Company's Common stock through the exercise of Class A Warrants for $42,857.

NOTE 6 - FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the three month period ended March 31, 2005 and the year ended December 31, 2004.

                                                                        THREE MONTHS
                                                                           ENDED              YEAR ENDED
                                                                         MARCH 31,             DEC. 31,
                                                                            2005                 2004
                                                                      -----------------    -----------------

Per share information
Net asset value, beginning of period                                              0.16                (0.02)
                                                                      -----------------    -----------------

   Net investment income (loss) (1)                                              (0.01)               (0.03)
   Net realized and unrealized gain (loss) (1)                                   (0.07)                0.18
                                                                      -----------------    -----------------

Net increase (decrease) in net assets
   resulting from operations (1)                                                 (0.08)                0.15
Issuance of common stock, warrants
   and other new equity (1)                                                       0.01                 0.03
                                                                      -----------------    -----------------

Net asset (deficit) value, end of period                                          0.09                 0.16
                                                                      =================    =================

Per share market value, end of period (2)                                          N/A                  N/A

Ratios and Supplemental Data
Net assets (deficit), end of period                                            506,595              857,987
Common shares outstanding at end of period                                   5,471,487            5,335,237
Diluted weighted average number of
   shares outstanding during the period                                      5,403,362            5,730,996
Ratio of expenses to average net assets (3)                                        32%                  54%
Ratio of net increase (decrease) in net assets
   from operations to average net assets (3)                                     -231%                 227%
Average Debt Outstanding                                                       216,500              175,750
Average Debt Per Share (1)                                                        0.04                 0.03


     (1)  Calculated   based  on  diluted  weighted  average  number  of  shares
          outstanding during the period.
     (2)  Not applicable - prior to public trading of shares
     (3)  Annualized for interim period

NOTE - 7 SUBSEQUENT EVENTS

On April 29, 2005, the Company entered into a Plan of Merger with Fayber Group, Inc. ("Fayber"). The Company acquired all of the outstanding shares of Fayber for the purposes of accomplishing the Merger of the Company and Fayber. All shares of Fayber were retired by virtue of the merger. The Merger was completed on May 2, 2005 with the Company as the surviving corporation. The Company acquired 100% of Fayber. in exchange for 100,000 shares of common stock and a $20,000 Promissory Note.

Investments - On July 18, 2005 Azonic Corporation changed its name to Midland International Corporation. The value of the Company's investment in
Azonic/Midland has steadily declined and as of June 30, 2006 was valued at $126,300 which is a decrease of $631,500 from the March 31, 2005 valuation. The Company's valuation procedure has been revised as described in Note 2 above.

Notes Payable - During 2005 a company affiliated through an Officer & Director purchased $91,000 of the outstanding notes payable and contributed the debt to paid in capital for no consideration. As of June 30, 2006, $100,000 in notes payable plus related accrued interest are in default for lack of repayment by their due date.

Employment Contracts - On April 20, 2006 Gregory Laborde and Theodore A. Greenberg signed employment contracts with the Company with annual compensation set at $90,000 for each. Mr. Greenberg has agreed to reduced compensation of $2,000 per month until the Company has completed its planned Regulation E offering for at least $1,500,000 and to defer a proportionate amount of his compensation if the offering raises less than $3,000,000. Such deferral until the Company has raised additional capital or sufficient income from fees and/or investments is achieved. In lieu of Mr. Laborde's salary, management fees have been paid to a company he is affiliated. These fees have been in an amount lower than the contractual amount. Mr. Laborde and Mr. Greenberg have agreed to waive all salary amounts due under their contracts which were not paid by June 30, 2006.

                          INFINITY CAPITAL GROUP, INC.

                    AMENDED AND RESTATED FINANCIAL STATEMENTS
                                 JUNE 30, 2005

                          INFINITY CAPITAL GROUP, INC.
                              Financial Statements


                               TABLE OF CONTENTS


                                                                            Page



FINANCIAL STATEMENTS

      Balance Sheets for June 30, 2005 (Unaudited) and December 31, 2004..  F-32

      Statements of Operations (Unaudited) For the Three Months and Six
      Months Ended June 30, 2005 and 2004................................   F-33

      Statements of Cash Flows (Unaudited) For the Three Months and Six
      Months Ended June 30, 2005 and 2004................................   F-34

      Statement of Investments (Unaudited) June 30, 2005 ...............    F-35

      Statement of Changes in Net Assets for the Three Months and Six
      Months Ended June 30, 2005 and December 31, 2004...................   F-36

      Notes to Financial Statements............ .........................   F-37

                          INFINITY CAPITAL GROUP, INC.
                           CONSOLIDATED BALANCE SHEETS


                                                                      June  30,            Dec. 31,
                                                                         2005                2004
                                                                    ---------------     ---------------
                                                                      Unaudited
   ASSETS

      Investments in non-controlled affiliates (cost $54,600)       $      806,450      $    1,319,925
      Controlled Investments (Cost - $121,326)                             175,000             177,500
      Cash                                                                     457                 987
      Accrued receivables                                                   12,831              12,831
      Notes receivable - related parties                                    14,639              24,639
      Other receivables - related parties                                      510                 510
      Goodwill                                                              22,120
      Other assets                                                           2,639                 262
                                                                    ---------------     ---------------

Total Assets                                                        $    1,034,646      $    1,536,654
                                                                    ===============     ===============

      LIABILITIES

      Accrued payables                                              $      113,113      $       34,377
      Due to related parties                                                     -                  20
      Notes payable                                                        260,500             192,500
      Deferred tax liability                                               276,804             451,770
                                                                    ---------------     ---------------

Total Liabilities                                                   $      650,417      $      678,667
                                                                    ---------------     ---------------

NET ASSETS (DEFICIT)                                                $      384,229      $      857,987
                                                                    ===============     ===============

Composition of net assets
      Preferred stock, $.001 par value;
          10,000,000 shares authorized; none issued
          and outstanding                                           $            -      $            -
      Common stock, $.001 par value;
          100,000,000 shares authorized;
          5,571,487 & 5,335,237
          issued and outstanding                                             5,571               5,335
      Additional paid in capital                                           195,873             149,402
      Accumulated income (deficit)
         Accumulated net operating income (deficit)                       (465,523)           (286,067)
         Net realized gain (loss) on investments, net of tax               119,588             119,588
         Net unrealized increase (decrease) of
             investments, net of deferred tax                              528,720             869,729
                                                                    ---------------     ---------------
Net Assets                                                          $      384,229      $      857,987
                                                                    ===============     ===============

Net Asset Value Per Share                                           $         0.07      $         0.16
                                                                    ===============     ===============


               The accompanying notes are an integral part of the
                       consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS




                                                         Quarter Ended                     Six Months Ended
                                                  June 30,          June 30,             June 30,       June 30,
                                                    2005              2004             2005               2004
                                                 ------------      ------------     -----------         ----------
                                                 Unaudited         Unaudited        Unaudited           Unaudited
Investment Income
   Interest income                               $        23       $         1      $       34          $       6

                                                 ------------      ------------     -----------         ----------
Total Investment Income                                   23                 1              34                  6
                                                 ------------      ------------     -----------         ----------

Expenses:
   Management Fees                                    14,500             7,300          18,500             16,400
   Salaries and wages                                 20,000                 -          20,000                  -
   Directors Fees                                     15,000                 -          15,000                  -
   Professional fees                                  61,681                 -         101,345                  -
   General and administrative                         13,669             4,768          22,055             (5,087)
   Interest expense                                       20                 -           2,590                  -
                                                 ------------      ------------     -----------         ----------

Total Expenses                                       124,870            12,068         179,490             11,313
                                                 ------------      ------------     -----------         ----------

Net Investment Income (Loss) before taxes           (124,847)          (12,067)       (179,456)           (11,307)
                                                 ------------      ------------     -----------         ----------

Provision for income tax                                   -                 -               -                  -
                                                 ------------      ------------     -----------         ----------

Net investment income (loss)                        (124,847)          (12,067)       (179,456)           (11,307)

Net realized and unrealized gains (losses):
   Net realized gain (loss) on investments,
         net of tax                                        -                 -               -                  -
   Net Change in unrealized increase (decrease),
        net of tax                                    (1,370)                -        (341,009)                 -
                                                 ------------      ------------     -----------         ----------

Net realized and unrealized gains (losses)            (1,370)                -        (341,009)                 -
                                                 ------------      ------------     -----------         ----------


Net increase (decrease) in net assets
  from operations                                $  (126,217)      $   (12,067)     $ (520,465)         $ (11,307)
                                                 ============      ============     ===========         ==========

Net increase (decrease) in net assets per share
  From continuing operations
  Basic                                          $     (0.02)      $     (0.00)     $    (0.10)         $   (0.00)
  Diluted                                        $     (0.02)      $     (0.00)     $    (0.10)         $   (0.00)
                                                 ============      ============     ===========         ==========

Weighted average number of
common shares outstanding
  Basic                                            5,535,223         5,104,246       5,462,564          5,104,246
  Diluted                                          5,535,223         5,730,996       5,462,564          5,730,996
                                                 ============      ============     ===========         ==========



               The accompanying notes are an integral part of the
                       consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                                              Six Months Ended
                                                                                       June 30,              June 30,
                                                                                         2005                  2004
                                                                                   -----------------     ----------------
                                                                                       Unaudited             Unaudited
Cash Flows From Operating Activities:
     Net increase (decrease) in net assets from operations                         $       (520,465)     $       (11,307)

     Adjustments  to  reconcile  net  increase  (decrease)  in net  assets  from operatins to net cash used in operating activities:
          Change in net unrealized (increase) depreciation of investments                   341,009
          Due from related parties
          Other assets                                                                       (2,377)
          Accrued payables                                                                   78,736               (8,288)
          Due to related parties                                                                (20)
          Interest Expense For Warrants Issued With Note Payable                                795
                                                                                   -----------------     ----------------
               Net cash provided by (used for)
               operating activities                                                        (102,322)             (19,595)
                                                                                   -----------------     ----------------

Cash Flows From Investing Activities:
      Goodwill Fayber Merger                                                       $        (22,120)
      Investment in securities                                                                           $       (12,500)
      Notes receivable - related parties                                                     10,000              (25,602)
                                                                                   -----------------     ----------------
               Net cash provided by (used for)
               investing activities                                                         (12,120)             (38,102)
                                                                                   -----------------     ----------------

Cash Flows From Financing Activities:
     Proceeds from notes payable                                                             68,000               28,500
     Sales of common stock                                                                   45,912               15,301
                                                                                   -----------------     ----------------
               Net cash provided by (used for)
               financing activities                                                         113,912               43,801
                                                                                   -----------------     ----------------

Net Increase (Decrease) In Cash                                                                (530)             (13,896)
Cash At The Beginning Of The Period                                                             987               13,896
                                                                                   -----------------     ----------------

Cash At The End Of The Period                                                      $            457      $             -
                                                                                   =================     ================



               The accompanying notes are an integral part of the
                       consolidated financial statements.

                          INFINITY CAPITAL GROUP, INC.
                             SCHEDULE OF INVESTMENTS
                                 June 30, 2005

                    Original
                    Date of                                                                           Original           Fair
    Shares        Acquisition                                                                           Cost            Value
---------------  ---------------                                                                   --------------- -----------------

                                  Common stock in controlled affiliates -
                                  45.55% of net assets

     2,190,000           Nov-04   Satellite Organizing Solutions, Inc.,
                                  publicly traded over over the counter,
                                  45.55% of net assets, communications & business
                                  systems design and consulting                                    $      121,326  $        175,000
                                                                                                   --------------- -----------------

                                  Subtotal                                                         $      121,326  $        175,000
                                                                                                   --------------- -----------------

                                  Common stock in non-controlled affiliates -
                                  209.89% of net assets

       123,750           Jun-04   Heartland, Inc., publicly traded over the counter,
                                  11.59% of net assets, telecommunications                         $       12,500  $         44,550

     4,210,000           Aug-04   Azonic Corporation, publicly traded over the counter,
                                  198.29% of net assets, telecommunications                        $       42,100  $        761,900
                                                                                                   --------------- -----------------

                                  Subtotal                                                         $       54,600  $        806,450
                                                                                                   --------------- -----------------

                                  TOTAL INVESTMENTS                                                $      175,926  $        981,450
                                                                                                   =============== =================

                          INFINITY CAPITAL GROUP, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                                    Unaudited


                                                                              Six Months
                                                                                Ended                Year Ended
                                                                               Jun 30,                Dec. 31,
                                                                                 2005                   2004
                                                                           -----------------      -----------------

Changes in net assets from operations:
     Net investment income (loss)                                          $       (179,456)      $       (197,405)
     Net realized gain (loss) on investments, net of tax                                                   119,588
     Net change in unrealized increase (decrease),
           net of tax                                                              (341,009)               911,176
                                                                           -----------------      -----------------

           Net increase (decrease) in net assets from operations                   (520,465)               833,359
                                                                           -----------------      -----------------

Capital stock transactions:
      Proceeds from issuance of common stock                                         45,912                  7,500
      Proceeds from issuance of warrants                                                                     2,000
      Issuance of common stock for debt                                                                    122,094
      Warrants Issued With Notes Payable                                                795                  3,356
      Paid in capital                                                                                       12,500
                                                                           -----------------      -----------------

           Net increase (decrease) in net assets from stock transactions             46,707                147,450
                                                                           -----------------      -----------------

Net increase (decrease) in net assets                                              (473,758)               980,809
Net assets at beginning of year                                                     857,987               (122,822)
                                                                           -----------------      -----------------

Net assets at end of period                                                $        384,229       $        857,987
                                                                           =================      =================

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2005

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION
Infinity Capital Group, Inc. ("ICG", the "Company"), was incorporated in the State of Maryland on July 8, 2003. ICG is a non-diversified, closed-end management investment company that has elected to be treated as a Business Development Company ("BDC") under the Investment Company Act of 1940 ("1940 Act").

On April 29, 2005, the Company entered into a Plan of Merger with Fayber Group, Inc. ("Fayber"). The Company acquired all of the outstanding shares of Fayber for the purposes of accomplishing the Merger of the Company and Fayber. All shares of Fayber were retired by virtue of the merger. The Merger was completed on May 2, 2005 with the Company as the surviving corporation. The Company acquired 100% of Fayber in exchange for 100,000 shares of common stock and a $20,000 Promissory Note.

As a BDC, the Company must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. Such companies are termed "portfolio" companies.

The Company invests in portfolio companies that management identifies as emerging growth companies positioned to benefit from additional financing and managerial assistance. The portfolio companies frequently have little or no prior operating history. The Company intends on investing in emerging growth companies, defined as (A) publicly traded companies whose market for their securities are thinly traded which may be caused by a shift in business direction, change in market or industry in which they operate, or various other factors causing their stock and trading in their stock to not be in or fall out of favor; (B) publicly traded companies that have non-marginable securities and seek expansion or mezzanine capital to implement growth strategies executable within 12-24 months; and (C) private companies seeking expansion or mezzanine financing and which wish to access the equity capital markets within the next 12 months.

The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position as of June 30, 2005, and the results of operations and cash flows for all periods presented have been made.

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2005

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. These financial statements should be read in conjunction with the audited financial statements and related notes and schedules included in the Company's 2004 Annual Report filed dated December 31, 2004. The results of operations for the periods ended June 30, 2005 and 2004 are not necessarily indicative of the operating results for the full years.


NOTE 2 - INVESTMENTS

As of June 30, 2005, the Company has made three investments in target companies that total approximately $175,000 in funded capital. We have completed the following transactions:

PORTFOLIO COMPANY                           DATE              INVESTMENT        COST
Satellite Organizing Solutions, Inc.        November 2004     Common stock       121,336
Heartland Inc                               September 2004    Common stock        12,500
Azonic Corporation                          August 2004       Common stock        42,100
                                                                             -----------
Total                                                                            175,926

Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets.

The Company, as a BDC, will generally invest in illiquid and restricted securities. The Company's investments may be subject to certain restrictions on resale and may have no ready trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company's valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Factors that the Board of Directors may consider in determining fair value of an individual investment are financial performance and condition, business plan and progress towards plan, restrictions on the investment securities, liquidity, trading activity, financing activity and relative valuation to comparable companies.

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2005

With respect to our investments for which market quotations are not readily available and/or investments subject to restrictions, our Board of Directors recently adopted a multi-step valuation process for each quarter as described below:

     (1)  Management reviews all investments and summarizes current status;

     (2) An independent valuation firm conducts independent appraisals of all investments;

     (3)  The audit committee of our board of directors  reviews the managements
          summary  and  the  report  of  the  independent   valuation  firm  and
          supplements with additional comments; and

     (4) The Board of Directors discusses valuation and determines the fair value of each investment in our portfolio in good faith based on the input of management, the independent valuation firm and the audit committee.

This policy will be effective for the quarter ending September 30, 2006. Previous to adopting this process, management communicated informally with the independent valuation firm whose report was submitted to the board of directors for review and comment. The audit committee was formed in April 2006 and has reviewed the valuation reports and financial statements beginning with the quarter ended March 31, 2006.

Without a readily available market value, the value of the Company's portfolio of equity securities may differ significantly from the values that would be placed on the portfolio if there existed a ready market for such equity securities. All equity securities owned at June 30, 2005 and December 31, 2004 are stated at fair value as determined by the Board of Directors, in the absence of readily available fair values. The Company uses the first-in, first-out
(FIFO) method of accounting for sales of its investments.

NOTE 3 - RELATED PARTY TRANSACTIONS

The Company for the six months ended June 30, 2005 and 2004 incurred expenses of approximately $18,500 and $16,400 respectively to a company affiliated through an Officer & Director for management fees.

NOTE 4- NOTES PAYABLE

During the six months ended June 30, 2005 the Company incurred notes payable of $68,000.

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2005

NOTE 5 - STOCKHOLDERS' EQUITY

During the six months ended June 30, 2005 the Company sold 136,250 shares of the Company's Common stock through the exercise of Class A Warrants for $42,857 and issued 100,000 shares of the Company's Common stock to complete the merger with Fayber Group, Inc.

NOTE 6 - FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the six month period ended June 30, 2005 and the year ended December 31, 2004.

                                                                                Six Months
                                                                                   Ended              Year Ended
                                                                                 June 30,              Dec. 31,
                                                                                   2005                  2004
                                                                             ------------------    ------------------

Per share information
Net asset value, beginning of period                                                      0.16                 (0.02)
                                                                             ------------------    ------------------

   Net investment income (loss) (1)                                                      (0.03)                (0.03)
   Net realized and unrealized gain (loss) (1)                                           (0.07)                 0.18
                                                                             ------------------    ------------------

Net increase (decrease) in net assets
   resulting from operations (1)                                                         (0.10)                 0.15
Issuance of common stock, warrants
   and other new equity (1)                                                               0.01                  0.03
                                                                             ------------------    ------------------

Net asset (deficit) value, end of period                                                  0.07                  0.16
                                                                             ==================    ==================

Per share market value, end of period (2)                                                  N/A                   N/A

Ratios and Supplemental Data
Net assets (deficit), end of period                                                    384,229               857,987
Common shares outstanding at end of period                                           5,471,487             5,335,237
Diluted weighted average number of
   shares outstanding during the period                                              5,462,564             5,730,996
Ratio of expenses to average net assets (3)                                                62%                   54%
Ratio of net increase (decrease) in net assets
   from operations to average net assets (3)                                             -179%                  227%
Average Debt Outstanding                                                               231,167               175,750
Average Debt Per Share (1)                                                                0.04                  0.03

     (1)  Calculated   based  on  diluted  weighted  average  number  of  shares
          outstanding during the period.
     (2)  Not applicable - prior to public trading of shares
     (3)  Annualized for interim period

                          INFINITY CAPITAL GROUP, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                  JUNE 30, 2005

NOTE - 7 SUBSEQUENT EVENTS

Investments - On July 18, 2005 Azonic Corporation changed its name to Midland International Corporation. The value of the Company's investment in
Azonic/Midland has steadily declined and as of June 30, 2006 was valued at $126,300 which is a decrease of $635,600 from the June 30, 2005 valuation. The Company's valuation procedure has been revised as described in Note 2 above.

Notes Payable - During 2005 a company affiliated through an Officer & Director purchased $91,000 of the outstanding notes payable and contributed the debt to paid in capital for no consideration. As of June 30, 2006, $100,000 in notes payable plus related accrued interest are in default for lack of repayment by their due date.

Employment Contracts - On April 20, 2006 Gregory Laborde and Theodore A. Greenberg signed employment contracts with the Company with annual compensation set at $90,000 for each. Mr. Greenberg has agreed to reduced compensation of $2,000 per month until the Company has completed its planned Regulation E offering for at least $1,500,000 and to defer a proportionate amount of his compensation if the offering raises less than $3,000,000. Such deferral until the Company has raised additional capital or sufficient income from fees and/or investments is achieved. In lieu of Mr. Laborde's salary, management fees have been paid to a company he is affiliated. These fees have been in an amount lower than the contractual amount. Mr. Laborde and Mr. Greenberg have agreed to waive all salary amounts due under their contracts which were not paid by June 30, 2006.